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                                                                     Exhibit (j)






                               CONSENT OF COUNSEL
                               ------------------


         We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of Armada Funds.





                                        /s/ Drinker Biddle & Reath LLP
                                        ------------------------------
                                        DRINKER BIDDLE & REATH LLP



Philadelphia, Pennsylvania
May 13, 2002